UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2026

LIMBACH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

797 Commonwealth Drive, Warrendale, Pennsylvania 15086
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	LMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Terence P. Dugan as an Independent Director
Effective as of January 1, 2026 and upon the recommendation of Limbach Holdings, Inc.’s (the “Company”) Nominating and Corporate Governance Committee, the Company’s Board of Directors (the “Board”) unanimously appointed Terence P. Dugan to serve as a director of the Company, to fill a newly created seat on the Board.
Mr. Dugan will join the Board as a Class A director, such being the class of directors whose terms expire at the Company’s 2026 annual meeting of stockholders. The Board has determined that Mr. Dugan is independent under the applicable listing standards of the Nasdaq Stock Market LLC and has been appointed to the Compensation Committee of the Board. Mr. Dugan will receive compensation for service as a non-employee director consistent with the compensation arrangements applicable to the Company’s other non-employee directors. See Item 8.01 below.
There are no arrangements or understandings between Mr. Dugan and any other person pursuant to which he was elected as a director. There are also no transactions involving Mr. Dugan and the Company that are required to be reported under Item 404 (a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.
A copy of the press release announcing the appointment of Mr. Dugan to the Board is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.

Item 8.01	Other Events.
Effective January 1, 2026 and upon the recommendation of the Company’s Compensation Committee, the Board approved the following changes to the compensation program for the Company’s non-employee directors:
•increased annual cash retainer for non-employee directors from $60,000 to $75,000;
•increased annual cash retainer for the chairman of the Board to $80,000; and
•increased the cash value of the annual equity award granted to non-employee directors from $85,000 to $120,000.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 5, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

By:	/s/ Jayme L. Brooks
Name: Jayme L. Brooks
Title: Executive Vice President and Chief Financial Officer

Dated: January 5, 2026